ONcore Series of Variable Annuities

The Ohio National Life Insurance Company

Ohio National Variable Account A

Supplement dated November 13, 2020

to the Prospectuses dated April 29, 2020

The following supplements and amends the prospectuses dated April 29, 2020, as previously supplemented. Please read this supplement in conjunction with your prospectus and retain it for future reference. Capitalized terms used herein have the same definitions as in your prospectus.

Ohio National Variable Account A and The Funds

Ohio National Life is contemplating substituting certain portfolios available in Ohio National Variable Account A. Accordingly, the statements in the prospectus that we currently have no intention of substituting portfolios (in the fifth sentence of the fourth paragraph under the section entitled “Ohio National Variable Account A” and in the fifth sentence of the ninth paragraph under the section entitled “The Funds”) are hereby deleted. No substitution of a portfolio will be made to your contract without prior notice to you and before any necessary orders of the SEC in accordance with the 1940 Act, and your prior approval if required by law.